SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-33513



                        Date of Report: January 25, 2008



                             GS ENVIROSERVICES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware
20-8563731
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


14b Jan Sebastian Drive, Sandwich, MA                                 02563
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(Address of principal executive offices)                              (Zip Code)


                                 (508) 888-5478
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01         COMPLETION OF ACQUISITION OF ASSETS
ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION
ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES


GS CleanTech Stock Purchase

On January 25, 2008, GS EnviroServices entered into a Stock Purchase Agreement with GS CleanTech Corporation, which owned 15 million shares of the common stock of GS EnviroServices, representing 53% of the outstanding shares. The Agreement provided that GS CleanTech would surrender to GS EnviroServices 8,733,333 shares of GS EnviroServices common stock. In exchange, GS EnviroServices issued a $2,000,000 convertible debenture to YA Global Investments, LP ("YAGI"), and YAGI cancelled $2,000,000 of indebtedness owed to it by GS CleanTech.

The Stock Purchase Agreement, combined with a letter agreement between GS EnviroServices and YAGI, further provides that if GS EnviroServices pays $1,000,000 to YAGI on or before May 1, 2008, then the remaining 6,266,667 shares of GS EnviroServices owned by GS CleanTech will be transferred to GS EnviroServices.

As part of these transactions, GS CleanTech granted a proxy to the board of directors of GS EnviroServices authorizing the board to vote the shares of GS EnviroServices now in the name of GS CleanTech. The proxy with respect to the 8,733,333 exchanged for $2,000,000 terminates in the event of a default by GS EnviroServices of its loan obligations to YAGI. The proxy with respect to the 6,266,667 shares will terminate on May 1, 2008.

Convertible Debenture

The Secured Convertible Debenture that GS EnviroServices issued to YAGI bears interest at 10% per annum, payable monthly. Principal payments will be due as follows:

     -    $1,000,000 due on February 11, 2008;

     - $27,777.77 due on March 10, 2008 and on the first business day of every month thereafter (although YAGI may defer any such monthly payment to the Maturity Date);

     -    the balance due on February 11, 2009 (the "Maturity Date").

The Debenture provides that GS EnviroServices will be entitled to redeem the Debenture at any time when the closing bid price for its common stock is less than $.05 and no event of default has occurred. However, the Letter Agreement described under "Guarantees" below provides that GS EnviroServices may redeem the Debenture in full on or before May 10, 2008 if it makes the $1,000,000 payment for the 6,266,667 shares purchased from GS CleanTech under the Stock Purchase Agreement described above.

YAGI may convert the accrued interest and principal into GS EnviroServices common stock at a conversion rate equal to the lesser of $.05 or 80% of the lowest closing bid price for the 30 trading days preceding conversion. However, at no time may YAGI beneficially own more than 4.99% of the outstanding shares of GS EnviroServices common stock.

The Debenture is secured by a pledge of all of the assets of GS EnviroServices. In addition, GS EnviroServices' obligations under the Debenture has been guaranteed by GS CleanTech, by its Chairman, Kevin Kreisler, by his holding company, Viridis Capital, LLC, and by all of the other subsidiaries of GS

CleanTech. Each guarantor has pledged all of its assets to secure repayment of the Loans and the Debentures.

Guarantees

On January 25, 2008, in connection with the transactions described above, a financing was completed that resulted in GS EnviroServices Corporation becoming the guarantor of up to $1,500,000 in debts owed by several of its affiliates, pursuant to a Global Guaranty Agreement dated January 11, 2008. The beneficiary of the guarantees was YA Global Investments, LP ("YAGI"), which committed to extend credit to those affiliates. GS EnviroServices issued the guarantees in consideration of the benefits it anticipates receiving from the other transactions that occurred on that day.

The aggregate principal amount of the deets that GS EnviroServices guaranteed was $37,419,148, consisting of:

     -    $6,931,279 owed by GS CleanTech;

     -    $18,500,000  owed by GS  AgriFuels  Corporation,  a  subsidiary  of GS
          CleanTech;

     - $1,987,869 owed by GreenShift Corporation, which was the majority shareholder in GS EnviroServices until 2007; and

     - Up to $10,000,000 that may be borrowed by GS COES (Yorkville I) LLC, a subsidiary of GS CleanTech.

Despite the magnitude of the debts it guaranteed, the total liability of GS EnviroServices under its guarantee is $1.5 million. This occurs because the Global Guaranty Agreement was modified by a letter agreement between YAGI and GS EnviroServices dated January 11, 2008 (the "Letter Agreement"). The Letter Agreement provides that the liability of GS EnviroServices under the Global Guaranty Agreement will be limited to $1.5 million plus any costs of collection. In addition, the potential liability will be further reduced by the amount of any proceeds realized by YAGI from the sale of shares pledged by GS CleanTech pursuant to the Amended Forbearance Agreement described below. The Letter Agreement also provides that:

     - if GS EnviroServices pays YAGI $1,000,000 on or before May 10, 2008, the 6,266,666 shares identified below as "GS Pledged Shares Pool 1" will be released from the pledge;

     - if GS EnviroServices satisfies the $1,000,000 payment obligation under its Debenture due on February 11, 2008, one-half of the 8,733,333 shares identified below as "GS Pledged Shares Pool 2" will be released from the pledge; and

     - when the Debenture issued by GS EnviroServices to YAGI is satisfied, all of the shares in GS Pledged Shares Pool 2 will be released from the pledge.

If, therefore, GS EnviroServices pays $3 million (plus interest on the Debenture) on or before May 10, 2008, then it will be relieved of its guaranty obligations. If it does not make that payment, then its total potential liability to YAGI will consist of its obligations under the $2 million Debenture and its guaranty of up to $1.5 million of its affiliates' debts.

Stock Issuance

To induce YAGI's entry into the Letter Agreement and other transactions recited in this Report, GS CleanTech issued two million shares of its common stock to YAGI.

Amended Forbearance Agreement

In connection with the financing transactions described in this Report, YAGI entered into an Amended and Restated Forbearance Agreement with GS CleanTech, GreenShift Corporation (its former parent), and Viridis Capital, LLC (its majority shareholder). The Agreement recited that a default existed under certain debentures issued to YAGI by GS CleanTech, which were guaranteed by GreenShift and Viridis Capital. In order to secure the defaulted debentures, the parties had, at the time of issuance of the debentures, pledged to YAGI the following securities:

          ------------------------ -------------------------------------------------     --------------------------------
          Pledgor                  Pledged Shares                                        Issuer
          ------------------------ -------------------------------------------------      --------------------------------
          Viridis                  1,000,000  shares  of Series C  Preferred  Stock       GreenShift
                                   convertible into common stock
          ------------------------ -------------------------------------------------      --------------------------------
          Viridis                  750,000  shares  of  Series  C  Preferred  Stock       GS CleanTech
                                   convertible into common stock
          ------------------------ -------------------------------------------------      --------------------------------
          GS CleanTech             1,000,000 shares of Series C
                                   Preferred Stock                                        GS Energy Corporation
                                   convertible into common stock
          ------------------------ -------------------------------------------------      --------------------------------
          GS CleanTech             6,266,666   shares   of   common   stock  of  GS       GS EnviroServices
                                   EnviroServices  (defined as "GS  Pledged  Shares
                                   Pool 1")
          ------------------------ -------------------------------------------------      --------------------------------
          GS CleanTech             8,733,333   shares   of   common   stock  of  GS       GS EnviroServices
                                   EnviroServices  (defined as "GS  Pledged  Shares
                                   Pool 2")
          ------------------------ -------------------------------------------------      --------------------------------

In the Amended and Restated Forbearance Agreement, the parties agreed that in order to remedy the default under the Debentures, YAGI will be entitled to exercise the right of conversion under the pledged preferred stock, and to sell any of the resulting common shares or the pledged common shares. GS Pledged Shares Pool 2, however, may be foreclosed upon only in the event of a default under the $2,000,000 debenture issued by GS EnviroServices, discussed above. The Agreement stipulates that YAGI may not at any time own more than 4.99% of the outstanding common shares of any of the issuers. Each time YAGI takes shares under the Agreement, 90% of the volume weighted average market price for the five trading days preceding the delivery will be applied against the principal amount of the Debentures. YAGI agreed that, if no other defaults occur under the Debentures, it would waive all other rights and penalties available to it as a result of the present defaults.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

     10-a Stock  Purchase  Agreement  between GS  CleanTech  Corporation  and GS
          EnviroServices, Inc.

     10-b Secured  Convertible  Debenture  dated  January  11, 2008 issued by GS
          EnviroServices, Inc. to YA Global Investments, LP.

     10-c Global   Guaranty   Agreement   dated   January   11,  2008  among  GS
          EnviroServices, Inc., Viridis Capital LLC, Kevin Kreisler, GreenShift Corporation, GS AgriFuels Corporation, GS CleanTech Corporation, each of their subsidiaries, and YA Global Investments, LP.

     10-d Letter  Agreement  dated  January 11, 2008 between GS  EnviroServices,
          Inc. and YA Global Investments, LP.

     10-e Amended and  Restated  Forbearance  Agreement  dated as of January 11,
          2008 among GS CleanTech Corporation, GreenShift Corporation, Viridic Capital, LLC and YA Global Investments, LP.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 1, 2008                    GS ENVIROSERVICES, INC.

                                            By: /s/ James Green
                                            -------------------------------
                                                    James Green, President